Earnings Per Share	12 Months Ended
Jun. 30, 2021
29. Earnings per share

29. Earnings per share

(a) Basic

Basic earnings per share amounts are calculated in accordance with IAS 33 "Earning per share" by dividing the profit attributable to equity holders of the Group by the weighted average number of ordinary shares outstanding during the year (Note 17).

On December 18, 2012, the Superintendence of Corporations registered an amendment to the Company’s by-laws whereby it increased the nominal value of its shares from ARS 0.1 to ARS 1 each. This amendment, which was notified through the CNV, was registered under number 20,264 of Stock Companies Book 62 T°. Furthermore, the CNV has admitted the shares indicated above for listing in the Stock Exchange.

As mentioned in Note 17, the nominal value of the Company’s common shares increased from ARS 1 to ARS 100 per share. The number of shares, prices and any other information per share included in these Financial Statements for all of these periods have adjusted retroactively to reflect the change from ARS 1 to ARS 100.

	06.30.21	06.30.20	06.30.19
(Loss)/ profit attributable to equity holders of the Parent	(21,933)	25,668	(38,711)
Weighted average number of ordinary shares in issue (millions)	541	541	541
Basic earnings per share	(40.52)	47.43	(71.52)

(b) Diluted

Diluted earnings per share amounts are calculated by adjusting the weighted average number of ordinary shares outstanding to assume conversion of all dilutive potential shares. As of June 30, 2021, 2020 and 2019, the Group has no convertible instruments. The diluted earnings per share is equal to basic earnings per share.